Exhibit 99.2

GLIMCHER

Supplemental Information
For The Three Months Ended March 31, 2006

GLIMCHER REALTY TRUST

Supplemental Information
For the Three Months Ended March 31, 2006

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statement	Page 1

Summary Financial Statement Information for Unconsolidated Entities	Page 2

Calculation of Funds from Operations and FFO Payout Ratio	Page 3

Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 4

EBITDA, Operating Ratios and Earnings per Share	Page 5

Balance Sheet Data:
Comparative Balance Sheets	Page 6

Market Capitalization and Debt Coverage Ratios	Page 7

Consolidated Debt Schedule	Page 8

Consolidated Debt Maturities Schedule	Page 9

Joint Venture Debt and Debt Maturity Schedule	Page 10

Operational Data:
Occupancy Statistics	Page 11

Leasing Results and Re-leasing Spreads	Page 12

Mall Portfolio (wholly owned) Statistics by Asset Category	Page 13

Mall Portfolio (total portfolio) Statistics by Asset Category	Page 14

Summary of Significant Tenants	Page 15

Top 10 Regional Mall Tenants	Page 16

Lease Expiration Schedule	Page 17

Development Activity:
Capital Expenditures	Page 18

Redevelopment Activity	Page 19

Quarterly Income Statement
(in thousands)

	Three Months Ended March 31,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents	$53,408	$2,415	$55,823	$50,987	$3,032	$54,019
Percentage rents	1,136	3	1,139	1,016	15	1,031
Tenant reimbursements	24,226	1,062	25,288	23,289	1,595	24,884
Out parcel sales	320	-	320	-	450	450
Other (See components below)	4,769	84	4,853	4,281	157	4,438
Total Revenues	83,859	3,564	87,423	79,573	5,249	84,822

Expenses:
Property operating expenses	(18,409)	(1,066)	(19,475)	(17,275)	(1,462)	(18,737)
Real estate taxes	(9,776)	(171)	(9,947)	(9,467)	(514)	(9,981)
	(28,185)	(1,237)	(29,422)	(26,742)	(1,976)	(28,718)
Provision for credit losses	(1,101)	(138)	(1,239)	(1,373)	(76)	(1,449)
Other operating expenses	(1,918)	(85)	(2,003)	(1,710)	(119)	(1,829)
Cost related to sales of out parcels	(129)	-	(129)	-	(64)	(64)
Real estate depreciation and amortization	(19,513)	-	(19,513)	(17,429)	(877)	(18,306)
Non-real estate depreciation and amortization	(617)	-	(617)	(486)	(32)	(518)
General and administrative	(4,082)	(13)	(4,095)	(6,213)	(4)	(6,217)
Total Expenses	(55,545)	(1,473)	(57,018)	(53,953)	(3,148)	(57,101)

Operating Income	28,314	2,091	30,405	25,620	2,101	27,721

Interest income	125	20	145	58	11	69
Interest expense	(22,536)	(998)	(23,534)	(20,113)	(1,073)	(21,186)
Loan fee amortization	(641)	(5)	(646)	(622)	(20)	(642)
Equity in income of unconsolidated entities	593	-	593	-	-	-
Income before minority interest and discontinued operations	5,855	1,108	6,963	4,943	1,019	5,962
Minority interest in operating partnership	(337)	-	(337)	(136)	-	(136)
Income from continuing operations	5,518	1,108	6,626	4,807	1,019	5,826
Discontinued Operations:
Gain (Loss) on sales of properties	1,717	-	1,717	(30)	-	(30)
Income from operations	1,108	(1,108)	-	1,019	(1,019)	-
Net income	8,343	-	8,343	5,796	-	5,796
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net income available to common shareholders	$3,984	$-	$3,984	$1,437	$-	$1,437

Components of Other Revenue:
Fee income	$591	$-	$591	$-	$-	$-
Specialty leasing and sponsorship income	3,023	84	3,107	3,362	157	3,519
Other	1,155	-	1,155	919	-	919
Total	$4,769	$84	$4,853	$4,281	$157	$4,438

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended March 31, 2006
		Real Estate
		Joint Ventures
	Total	% Share
Statements of Operations

Total revenues	$7,245	$3,767
Operating expenses	(2,953)	$(1,535)
Net operating income	4,292	2,232
Depreciation and amortization	(1,832)	(953)
Other expenses, net	(5)	(3)
Interest expense, net	(1,314)	(683)
Net income	$1,141	$593

Operating Partnership's share of net income	$593

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2006	2005
	3 mos	3 mos	3 mos	3 mos	3 mos	12 mos
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net income available to common shareholders	$3,984	$1,437	$(1,080)	$(6,702)	$9,758	$3,413
Real estate depreciation and amortization	19,513	18,306	20,493	18,123	18,698	75,620
Equity in income of unconsolidated entities	(593)	-	-	-	(51)	(51)
Pro-rata share of joint venture funds from operations	1,546	-	-	-	51	51
Minority interest in operating partnership	337	136	(95)	(618)	829	252
(Gain) loss on sales of properties	(1,717)	30	4	(1,737)	84	(1,619)
FFO	$23,070	$19,909	$19,322	$9,066	$29,369	$77,666

Weighted average common shares outstanding - diluted	40,038	39,703	39,830	39,956	39,943	39,856

FFO per diluted share	$0.58	$0.50	$0.49	$0.23	$0.74	$1.95
Add back impairment losses	$-	$-	$0.03	$0.38	$-	$0.41
Adjusted FFO per share	$0.58	$0.50	$0.52	$0.60	$0.74	$2.36

	2006	2005
	3 mos	3 mos	3 mos	3 mos	3 mos	12 mos
	Mar. 31	Mar. 31	June. 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.4808	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses	83.4%	95.9%	92.5%	79.8%	65.4%	81.5%

	2006	2005
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,241	$1,015	$1,273	$1,581	$1,645	$5,514
Straight line adjustment as increase (decrease) to minimum rents	$53	$450	$(28)	$(72)	$228	$578
Fair value of debt amortized as reduction to interest expense	$107	$107	$107	$107	$107	$428
Intangible and inducement amortization as a net increase (decrease) to minimum rents	$119	$116	$70	$(22)	$(171)	$(7)
Impairment losses	$-	$-	$1,375	$15,018	$-	$16,393

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE NON-CASH AMOUNTS IN FFO
(in thousands)

	2006	2005
	3 mos	3 mos	12 mos
	Mar. 31	Dec. 31 (a)	Dec. 31
Joint Venture Funds from Operations:
Net income available to common shareholders	$1,141	$98	$98
Real estate depreciation and amortization	1,832	-	-
FFO	$2,973	$98	$98

Pro-rata share of joint venture funds from operations	$1,546	$51	$51

	2006	2005
	3 mos	3 mos	YTD
	Mar. 31	Dec. 31 (a)	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight line adjustment as increase to minimum rents	$113	$-	$-
Fair value of debt amortized as increase to interest expense	$25	$-	$-
Intangible amortization as an increase to minimum rents	$576	$-	$-

(a) The joint venture investment was made on December 29, 2005. Real estate depreciation and amortization, straight-line adjustments to minimum rents, amortization of intangibles and interest fair value amortization were recorded beginning January 1, 2006.

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2006	2005
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income	$8,343	$5,796	$3,279	$(2,342)	$14,117	$20,850
Interest expense (continuing and discontinued operations)	23,534	21,186	21,580	21,598	21,976	86,340
Loan fee amortization (continuing and discontinued operations)	646	642	676	671	673	2,662
Taxes (continuing and discontinued operations)	273	242	290	303	196	1,031
Depreciation and amortization (continuing and discontinued operations)	20,130	18,824	21,032	18,674	19,285	77,815
EBITDA	52,926	46,690	46,857	38,904	56,247	188,698
Minority interest in operating partnership	337	136	(95)	(618)	829	252
(Gain) loss on sales of properties and properties held for sale and impairment charges	(1,717)	30	1,379	13,281	84	14,774
Adjusted EBITDA	$51,546	$46,856	$48,141	$51,567	$57,160	$203,724

Operating Ratios:
General and administrative / total revenues	4.9%	7.8%	7.0%	4.3%	3.3%	5.5%
Tenant reimbursements / (real estate taxes + property operating expenses)	86.0%	87.1%	89.4%	85.1%	86.7%	87.0%

Earnings per Share:
Weighted average common shares outstanding - basic	36,499	35,713	35,837	36,146	36,442	36,036
Weighted average common shares outstanding - diluted	40,038	39,703	39,830	39,956	39,943	39,856

Earnings per share - basic	$0.11	$0.04	$(0.03)	$(0.19)	$0.27	$0.09

Earnings per share - diluted	$0.11	$0.04	$(0.03)	$(0.18)	$0.27	$0.09

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2006	2005
	Mar. 31	Dec. 31
Assets:
Land	$291,917	$291,998
Building, improvements and equipment	1,891,928	1,869,381
Developments in progress	45,458	50,235
	2,229,303	2,211,614
Less accumulated depreciation	486,983	470,397
Net property and equipment	1,742,320	1,741,217

Deferred leasing costs, net	17,671	18,863
Investment in unconsolidated subsidiaries	56,376	44,248
Real estate assets associated with discontinued operations	62,967	72,731
Net investment in real estate	1,879,334	1,877,059

Cash and cash equivalents	14,964	7,821
Non-real estate assets associated with discontinued operations	3,688	4,162
Restricted cash	10,872	15,410
Tenant accounts receivable, net	45,934	49,877
Deferred expenses, net	8,405	8,665
Prepaid and other assets	33,139	32,318
Total Assets	$1,996,336	$1,995,312

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,294,883	$1,299,193
Mortgage notes payable associated with discontinued operations	52,027	52,288
Notes payable	174,000	150,000
Other liabilities associated with discontinued operations	772	1,374
Accounts payable and accrued expenses	61,799	66,264
Distributions payable	23,435	23,410
	1,606,916	1,592,529

Minority interest in partnership	14,339	15,729

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000
Series G cumulative preferred stock	150,000	150,000
Common shares of beneficial interest	366	365
Additional paid-in capital	546,007	544,708
Unvested restricted shares	(992)	(1,069)
Distributions in excess of accumulated earnings	(380,488)	(366,924)
Other comprehensive loss	188	(26)
Total Liabilities and Shareholders' Equity	$1,996,336	$1,995,312

MARKET CAPITALIZATION, and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2006	2005
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$28.40	$23.70	$27.75	$24.47	$24.32	$24.32

Market Capitalization Ratio:
Common shares outstanding	36,620	35,791	35,980	36,379	36,506	36,506
Operating Partnership units outstanding	3,056	3,474	3,473	3,237	3,115	3,115
Total common shares and units outstanding at end of period	39,676	39,265	39,453	39,616	39,621	39,621

Valuation - Common shares and operating partnership units outstanding	$1,126,798	$930,581	$1,094,821	$969,404	$963,583	$963,583
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,520,910	1,406,393	1,428,538	1,430,083	1,501,481	1,501,481
Total market capitalization	$2,857,708	$2,546,974	$2,733,359	$2,609,487	$2,675,064	$2,675,064

Debt / Market capitalization	53.2%	55.2%	52.3%	54.8%	56.1%	56.1%
Debt / Gross asset value (1)	61.2%	59.0%	59.7%	60.1%	60.9%	60.9%
Debt / Market capitalization including pro-rata share of joint ventures	54.2%	55.2%	52.3%	54.8%	56.9%	56.9%

Debt Coverage Ratios:
Interest coverage ratio	2.2	2.2	2.2	2.4	2.6	2.4
(Adjusted EBITDA from page 4 / interest expense)
Debt service coverage ratio	1.8	1.8	1.9	2.0	2.2	2.0
(Adjusted EBITDA / interest expense + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	March 31,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2006	2005	2006	2005	Terms	Terms	at Maturity	Maturity
Weberstown Mall, LLC	$19,054	$19,126	7.43%	7.43%		(a)	$19,033	May 1, 2006
SAN Mall, LP	33,391	33,523	8.35%	8.35%	(p)	(a)	$32,615	(e)
Colonial Park Mall, LP	32,839	32,975	7.73%	7.73%	(p)	(a)	$32,033	(e)
Mount Vernon Venture, LLC	8,835	8,865	7.41%	7.41%		(a)	$8,624	February 11, 2008
Charlotte Eastland Mall, LLC (q)	44,355	44,559	7.84%	7.84%	(p)	(a)	$42,302	(f)
Morgantown Mall Associates, LP	53,148	53,381	6.89%	6.89%	(p)	(a)	$50,823	(f)
GM Olathe, LLC	30,000	(r)	6.35%	(r)	(l)	(b)	$30,000	January 13, 2009
Grand Central, LP	48,376	48,572	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	39,099	39,214	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	40,827	40,953	8.20%	8.20%	(p)	(a)	$38,543	(g)
Glimcher Ashland Venture, LLC	25,180	25,307	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	56,500	56,717	8.27%	8.27%	(p)	(a)	$49,864	(h)
Glimcher WestShore, LLC	96,407	96,804	5.09%	5.09%		(a)	$84,824	September 9, 2012
University Mall, LP	63,515	63,845	7.09%	7.09%	(p)	(a)	$52,524	(i)
PFP Columbus, LLC	143,847	144,439	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	134,794	135,326	5.42%	5.42%	(p)	(a)	$116,922	(j)
JG Elizabeth, LLC	160,711	161,371	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	110,449	110,871	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	60,125	60,341	7.54%	7.54%	(p)	(a)	$49,969	(k)
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(c)	$44,931	January 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,270,452	1,245,189
Variable Rate
Montgomery Mall Associates, LP	25,000	25,000	6.34%	6.16%	(m)	(b)	$25,000	August 1, 2006
Glimcher Columbia, LLC (q)	7,672	7,729	7.13%	6.79%	(n)	(a)	$7,595	August 1, 2006
EM Columbus, LLC	42,000	41,669	6.81%	6.38%	(o)	(b)	$42,000	January 1, 2007
	74,672	74,398
Other
Fair Value Adjustment - Polaris Center, LLC	1,786	1,894
Extinguished Debt	-	30,000		6.37%				(r)

Total Mortgage Notes Payable	$1,346,910	$1,351,481

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(d)	The loan requires semi-annual payments of interest.
(e)	The loan matures in October 2027, with an optional prepayment (without penalty) date on October 11, 2007.
(f)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
(g)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(h)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(i)	The loan matures in January 2028, with an optional prepayment (without penalty) date on January 11, 2013.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points effectively fixed through a swap agreement at a rate of 6.35%.
(m)	Interest rate of LIBOR plus 165 basis points.
(n)	Interest rate of LIBOR plus 250 basis points.
(o)	Interest rate of LIBOR plus 200 basis points.
(p)	Interest rate escalates after optional prepayment date.
(q)	Mortgage notes payable associated with properties held for sale.
(r)	December 31, 2005 mortgage was refinanced in January 2006 and amount included in extinguished debt.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	3/31/2006	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016+
Fixed Rate
Weberstown Mall, LLC	$19,054	$19,054	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
SAN Mall, LP	33,391	372	33,019	-	-	-	-	-	-	-	-	-
Colonial Park Mall, LP	32,839	387	32,452	-	-	-	-	-	-	-	-	-
Mount Vernon Venture, LLC	8,835	82	120	8,633	-	-	-	-	-	-	-	-
Charlotte Eastland Mall, LLC	44,355	589	859	42,907	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	53,148	673	972	51,503	-	-	-	-	-	-	-	-
GM Olathe, LLC	30,000	-	-	-	30,000	-	-	-	-	-	-	-
Grand Central, LP	48,376	561	814	865	46,136	-	-	-	-	-	-	-
Johnson City Venture, LLC	39,099	312	464	496	549	37,278	-	-	-	-	-	-
Polaris Center, LLC	40,827	346	512	547	604	38,818	-	-	-	-	-	-
Ashland Venture, LLC	25,180	371	536	572	620	668	22,413	-	-	-	-	-
Dayton Mall Venture, LLC	56,500	613	903	969	1,066	1,159	1,260	50,530	-	-	-	-
Glimcher WestShore, LLC	96,407	1,153	1,631	1,703	1,807	1,902	2,003	86,208	-	-	-	-
University Mall, LP	63,515	963	1,390	1,481	1,604	1,723	1,851	1,977	52,526	-	-	-
PFP Columbus, LLC	143,847	1,718	2,437	2,548	2,708	2,855	3,011	3,155	125,415	-	-	-
LC Portland, LLC	134,794	1,538	2,187	2,290	2,439	2,577	2,722	2,856	118,185	-	-	-
JG Elizabeth, LLC	160,711	1,920	2,709	2,823	2,986	3,135	3,292	3,437	3,629	136,780	-	-
MFC Beavercreek, LLC	110,449	1,217	1,732	1,814	1,933	2,043	2,159	2,265	2,409	94,877	-	-
Glimcher SuperMall Venture, LLC	60,125	610	892	949	1,037	1,119	1,208	1,292	1,406	1,517	50,095	-
RVM Glimcher, LLC	50,000	-	-	-	566	649	686	719	768	815	863	44,934
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	-	19,000
	1,270,452	32,479	83,629	120,100	94,055	93,926	40,605	152,439	304,338	233,989	50,958	63,934
Variable Rate
Montgomery Mall Associates, LP	25,000	25,000	-	-	-	-	-	-	-	-	-	-
Glimcher Columbia, LLC	7,672	7,672	-	-	-	-	-	-	-	-	-	-
EM Columbus, LLC	42,000	-	42,000	-	-	-	-	-	-	-	-	-
	74,672	32,672	42,000	-	-	-	-	-	-	-	-	-

Total Mortgage Notes Payable	1,345,124	65,151	125,629	120,100	94,055	93,926	40,605	152,439	304,338	233,989	50,958	63,934

Credit Facility	174,000	-	-	174,000	-	-	-	-	-	-	-	-
Total Notes Payable	174,000	-	-	174,000	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC	1,786	321	428	428	428	181	-	-	-	-	-	-

Total Debt	$1,520,910	$65,472	$126,057	$294,528	$94,483	$94,107	$40,605	$152,439	$304,338	$233,989	$50,958	$63,934

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	3/31/2006	Terms	Maturity	3/31/2006	2006	2007	2008	2009

Total Joint Venture Fixed Rate Mortgage
Puente Hills Mall, LLC	5.20%	(a)	June 1, 2008	$88,428	$1,052	$1,491	$85,885	$-
Puente Hills Mall, LLC Fair Value Adjustment				(422)	(146)	(195)	(81)	-
Puente Hills Mall, LLC Debt at Fair Value				88,006	906	1,296	85,804	-

Tulsa Promenade	6.52%	(b)	March 14, 2009	35,000	-	-	-	35,000
Total Joint Venture Fixed Rate Mortgages				$123,006	$906	$1,296	$85,804	$35,000

Joint Venture Debt (Pro Rata Share of 52%)				$63,963	$471	$674	$44,618	$18,200

(a) Interest rate is fixed, loan requires monthly payments of principal and interest.
(b) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

Wholly-owned Malls:
Mall Anchors	95.0%	95.2%	92.6%	91.3%	91.3%
Mall Stores	87.3%	89.5%	87.5%	88.0%	87.6%
Total Consolidated Mall Portfolio	92.3%	93.2%	90.8%	90.1%	90.0%

Mall Portfolio including Joint Ventures:
Mall Anchors	95.5%	95.5%	92.6%	91.3%	91.3%
Mall Stores	86.5%	89.2%	87.5%	88.0%	87.6%
Total Mall Portfolio	92.3%	93.2%	90.8%	90.1%	90.0%

Wholly-owned Community Centers:
Community Center Anchors	73.6%	75.0%	63.9%	63.8%	63.8%
Community Center Stores	79.7%	78.6%	64.8%	63.7%	65.3%
Total Community Center Portfolio	75.1%	75.8%	64.1%	63.8%	64.2%

		Occupancy (1)
Comparable Property Type (2)		3/31/2006		3/31/2005

Comparable Mall Stores		87.3%		87.4%
Comparable Mall Portfolio		92.3%		90.3%

Comparable Community Center Stores		79.7%		80.2%
Comparable Community Center Portfolio		75.1%		80.6%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)
Comparable occupancy rates (total portfolio including joint ventures) exclude the properties sold after 3/31/2005 from the 3/31/2005 occupancy calculation and those acquired after 3/31/2005 from the 3/31/2006 calculation.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the three months ended March 31, 2006:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	22,000	30,343	52,343	$14.00	$2.50	$7.33	$6.60
Mall Stores	95,272	132,818	228,090	$22.18	$26.74	$24.83	$25.25

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three months ended March 31, 2006 for only those leases where the space was occupied in the previous 24 months.

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Mall Anchors	-	30,343	30,343	$-	$-	$2.50	$5.00	$2.50	$5.00	-50%
Mall Stores	29,933	123,053	152,986	$29.18	$31.33	$26.62	$24.52	$27.12	$25.85	5%

SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY-OWNED ASSETS
as of March 31, 2006

MARKET DOMINANT	Property	Location	MSA Size	Total GLA	Ave. Mall Store Sales PSF March 2006	Ave. Mall Store Sales PSF March 2005	Mall Store Occupancy 3/31/2006	Mall Store Occupancy 3/31/2005	% of Mall Portfolio NOI (1)

	Jersey Gardens	Elizabeth, NJ	1	1,294,221
	Lloyd Center	Portland, OR	24	1,452,531
	Mall at Fairfield Commons	Dayton, OH	58	1,143,751
	Mall at Johnson City	Johnson City, TN	>100	531,511
	Polaris Fashion Place	Columbus, OH	31	1,584,813
	Weberstown Mall	Stockton, CA	78	859,323
	WestShore Plaza	Tampa, FL	21	1,068,208
				7,934,358	$ 405	$ 397	93.6%	92.7%	51%

TRADE AREA DOMINANT	Property	Location	MSA Size	Total GLA	Ave. Mall Store Sales PSF March 2006	Ave. Mall Store Sales PSF March 2005	Mall Store Occupancy 3/31/2006	Mall Store Occupancy 3/31/2005	% of Mall Portfolio NOI (1)

	Ashland Town Center	Ashland, KY	>100	441,480
	Colonial Park Mall	Harrisburg, PA	67	744,876
	Dayton Mall	Dayton, OH	58	1,296,136
	Eastland Mall (OH)	Columbus, OH	31	1,014,332
	Grand Central Mall	Parkersburg, WV	>100	929,582
	Indian Mound Mall	Columbus, OH	31	557,156
	Morgantown Mall	Morgantown, WV	>100	558,107
	New Towne Mall	New Philadelphia, OH	>100	516,676
	Northtown Mall	Minneapolis, MN	15	622,966
	River Valley Mall	Columbus, OH	31	577,714
	Supermall of the Great NW	Seattle, WA	13	942,796
	University Mall	Tampa, FL	21	1,235,334
				9,437,155	$ 304	$ 300	85.7%	87.8%	41%

OPPORTUNISTIC	Property	Location	MSA Size	Total GLA	Ave. Mall Store Sales PSF March 2006	Ave. Mall Store Sales PSF March 2005	Mall Store Occupancy 3/31/2006	Mall Store Occupancy 3/31/2005	% of Mall Portfolio NOI (1)

	Almeda Mall	Houston, TX	7	782,353
	Eastland Mall (NC)	Charlotte, NC	34	1,060,378
	Great Mall of the Great Plains	Kansas City, KS	26	811,618
	Montgomery Mall	Montgomery, AL	>100	726,882
	Northwest Mall	Houston, TX	7	794,092
				4,175,323	$ 233	$ 218	78.1%	75.8%	8%

TOTAL SAME MALL PORTFOLIO				21,546,836	$ 339	$ 331	87.3%	87.4%	100%

(1) Based on 2006 quarterly net operating income

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS AND JOINT VENTURE PROPERTIES
as of March 31, 2006

Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot March 2006	Average Mall Store Sales Per Square Foot March 2005	Mall Store Occupancy 3/31/2006	Mall Store Occupancy 3/31/2005

TOTAL SAME MALL PORTFOLIO			21,546,836	$ 339	$ 331	87.3%	87.4%

JOINT VENTURE PROPERTIES:
Puente Hills Mall	Los Angeles, CA	2	1,191,846
Tulsa Promenade	Tulsa, OK	55	924,976

TOTAL MALL PRO-FORMA PORTFOLIO INCLUDING JOINT VENTURES (1)			23,663,658	$ 336	$ 323	86.5%	86.3%

(1)
The 3/31/2005 numbers include Puente Hills and Tulsa Promenade on a pro-forma basis as if we owned them at that date.  Both properties were acquired through the Company's joint venture subsequent to March 31, 2005.

SUMMARY OF SIGNIFICANT TENANTS
As of March 31, 2006

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	33	453,455	$7,088,491	3.1%
Foot Locker, Inc.	62	267,318	6,230,274	2.8%
Limited Brands, Inc.	56	312,565	6,209,027	2.8%
Steve & Barry's University Sportswear	10	652,705	4,530,003	2.0%
Sterling Inc.	37	63,837	4,500,593	2.0%
AMC Theater	2	148,344	4,109,000	1.8%
Burlington Coat Factory	10	674,805	3,825,523	1.7%
Sears Holding Corporation	24	2,995,292	3,550,040	1.6%
Saks Incorporated	5	471,355	3,401,692	1.5%
JCPenney Company, Inc.	18	1,868,308	3,287,591	1.5%
Luxottica Group	53	90,735	3,079,226	1.4%
Zales Corporation	43	39,815	3,037,096	1.3%
Genesco Inc.	46	69,694	2,544,681	1.1%
Finish Line, Inc.	23	126,485	2,526,352	1.1%
Regal Cinemas	7	246,293	2,411,823	1.1%
American Eagle Outfitters	19	106,772	2,408,774	1.1%
Total tenants representing > 1.0%	448	8,587,778	$62,740,186	27.9%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of March 31, 2006

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Foot Locker, Inc.	62	267,318	$6,230,274	2.9%
Limited Brands, Inc.	56	312,565	$6,209,027	2.9%
Gap, Inc.	27	287,967	$4,590,943	2.1%
Sterling Inc.	36	58,057	$4,414,353	2.0%
Luxottica Group	53	90,735	$3,079,226	1.4%
Zales Corporation	43	39,815	$3,037,096	1.4%
Genesco, Inc.	46	69,694	$2,544,681	1.2%
Finish Line, Inc.	23	126,485	$2,526,352	1.2%
American Eagle Outfitters	19	106,772	$2,408,774	1.1%
Claire's Boutique	38	47,406	$2,070,821	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Federated Department Stores	14	2,787,710	$505,000	11.8%
Sears Holding Corporation	18	2,605,402	$1,763,801	11.0%
JC Penney Company, Inc.	15	1,814,654	$3,169,246	7.7%
Bon-Ton Department Stores, Inc.	8	844,588	$1,818,912	3.6%
Dillard's	4	763,932	$-	3.2%
Burlington Coat Factory	8	665,282	$3,623,648	2.8%
Steve & Barry's University Sportswear	9	637,634	$4,288,867	2.7%
Belks	6	576,531	$1,894,752	2.4%
Saks Incorporated	5	471,355	$3,401,692	2.0%
Wal-Mart Stores, Inc.	2	264,734	$1,341,846	1.1%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of March 31, 2006

Mall Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2006	464	129,415	1,018,097	1,147,512	5.3%	$942,033	$18,846,105	$19,788,138	$7.28	$21.63	9.2%
2007	390	667,090	936,468	1,603,558	7.3%	2,094,415	19,778,653	21,873,068	$3.14	$23.77	10.2%
2008	406	931,907	879,838	1,811,745	8.3%	4,222,938	21,154,594	25,377,532	$4.53	$26.09	11.8%
2009	275	1,358,536	757,598	2,116,134	9.7%	4,421,348	17,784,533	22,205,881	$5.75	$26.76	10.3%
2010	237	956,385	745,943	1,702,328	7.8%	7,357,328	17,918,226	25,275,554	$8.43	$25.28	11.7%
Thereafter	648	10,490,890	2,966,251	13,457,141	61.6%	30,772,301	70,052,904	100,825,205	$7.37	$26.26	46.8%
	2,420	14,534,223	7,304,195	21,838,418	100.0%	$49,810,364	$165,535,013	$215,345,376	$6.60	$25.25	100.0%

Community Center Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2006	19	23,600	48,074	71,674	6.2%	$123,900	$453,113	$577,013	$5.25	$9.43	5.6%
2007	12	-	34,031	34,031	2.9%	-	507,314	507,314	$-	$14.91	4.9%
2008	10	48,418	29,077	77,495	6.7%	201,225	286,335	487,560	$4.16	$14.70	4.7%
2009	14	243,522	45,300	288,822	25.0%	780,249	722,850	1,503,099	$3.20	$17.29	14.6%
2010	18	99,850	91,320	191,170	16.5%	950,801	1,456,962	2,407,763	$9.52	$17.28	23.5%
Thereafter	19	444,153	48,858	493,011	42.7%	3,929,022	853,600	4,782,622	$8.85	$17.47	46.7%
	92	859,543	296,660	1,156,203	100.0%	$5,985,197	$4,280,174	$10,265,371	$6.96	$15.48	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended March 31, 2006			Three months ended March 31, 2005

	Consolidated	Joint Venture		Consolidated
	Properties	Proportionate		Properties
	2006	Share	Total	2005

New developments	$6	$-	$6	$61

Redevelopment projects	$9,498	$-	$9,498	$8,284

Renovation with no incremental GLA	$2,024	$58	$2,082	$324

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$786	$-	$786	$382
Non-anchor replacement	3,441	-	3,441	2,261
Operational capital expenditures	785	-	785	604
Total Property Capital Expenditures	$5,012	$-	$5,012	$3,247

REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost	Investments quarter ended March 31, 2006	Total Planned Investments 2006	Opening Date	Project Initial Yield (1)

PROPERTY REDEVELOPMENTS:
Eastland Mall	Overall property redevelopment	$23,000	$1,800	1,800	Q2-2006	3%	(2)
Columbus, Ohio

PROPERTY EXPANSIONS:
Dayton Mall	Lifestyle component addition	30,000	4,900	22,000	Q4-2006	9%
Dayton, Ohio

Polaris Fashion Place	Re-anchor and multi-tenant addition	5,500	100	300	Q3-2006	13%
Columbus, Ohio

Mall at Fairfield Commons	New anchor and multi-tenant addition	10,700	-	4,500	Q2-2007	9%
Dayton, OH

Northtown Mall	Re-anchor and multi-tenant addition	5,700	300	3,500	Q2-2007	12%
Minneapolis, MN

Grand Central Mall	Multi-tenant building addition	5,100	-	2,500	Q4-2006	13%
Parkersburg, WV

Other Miscellaneous Projects		2,400	2,400	2,400		13%

Total Expansions		59,400	7,700	35,200		11%

Total Redevelopments and Expansions		$82,400	$9,500	$37,000

(1) Represents projected return on current investment only (does not include internal allocation of land value)
(2) After the final phase of redevelopment, the Eastland Mall is projected to stabilize at an overall yield of 10%